Exhibit 10.5

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

dated as of February 18, 2026

by and among

CARDINAL CIVIL CONTRACTING, LLC, a North Carolina limited liability company,

as the Borrower,

CARDINAL CIVIL CONTRACTING HOLDINGS LLC, a Delaware limited liability company,

as Holdings,

THE SUBSIDIARIES OF HOLDINGS (OTHER THAN THE BORROWER) PARTY HERETO,
as the Guarantors,

THE LENDERS PARTY HERETO,

and

TRUIST BANK,

as Administrative Agent, Issuing Bank and Swingline Lender

TRUIST SECURITIES, INC.,

BANK OZK,

EAGLEBANK,

and

FIRST HORIZON BANK,

as Joint Lead Arrangers and Joint Bookrunners

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of February 18, 2026 (the “First Amendment Effective Date“), is entered into by and among Cardinal Civil Contracting, LLC, a North Carolina limited liability company (the “Borrower”), Cardinal Civil Contracting Holdings LLC, a Delaware limited liability company (“Holdings”), the other Guarantors party hereto, the Lenders party hereto, and Truist Bank, as Administrative Agent, Issuing Bank and Swingline Lender.

R E C I T A L S

WHEREAS, the Borrower, Holdings, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 1, 2025 (as amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time prior to the date hereof, the “Credit Agreement”; as amended by the terms of this Agreement, the “Amended Credit Agreement”);

WHEREAS, the Borrower has requested (a) an additional advance under the term loan facility on the First Amendment Effective Date in an aggregate principal amount of $80,000,000 (the “First Amendment Additional Term Loan A Advance”), which will increase the outstanding Term Loan A from $120,000,000 to $200,000,000 after giving effect to the funding of the First Amendment Additional Term Loan A Advance, and (b) certain other modifications to the terms of the Credit Agreement as described in Section 2 below; and

WHEREAS, (i) certain of the Lenders party hereto have agreed to provide the First Amendment Additional Term Loan A Advance and (ii) the Lenders party hereto have agreed to the other modifications to the terms and provisions of the Credit Agreement as described in Section 2 below, in each case of the foregoing clauses (i) and (ii), on the terms, and subject to the conditions, set forth herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

A G R E E M E N T

1. Introductory Paragraph and Recitals; Definitions. The above introductory paragraph and recitals (including any terms defined therein) of this Agreement are incorporated herein by reference as if fully set forth in the body of this Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided for such terms in the Amended Credit Agreement.

2. Amendments to the Credit Agreement. Pursuant to Section 11.2 (Waiver; Amendments) of the Credit Agreement, the Credit Agreement is hereby amended as follows:

(a) the terms of the Credit Agreement (but not the Exhibits or Schedules thereto except as set forth in Sections 2(b) and 2(c)) are amended and replaced in their entirety to read as set forth in the copy of the entire body of the Credit Agreement attached hereto as Annex A;

(b) Schedule I (Commitment Amounts) and Schedule 1.1–PH (Permitted Holders) to the Credit Agreement are amended and replaced in their entirety with the applicable Schedules attached hereto as Annex B; and

(c) Exhibit 5.1 ([Form of] Compliance Certificate) to the Credit Agreement is amended and replaced in its entirety with the Exhibit attached hereto as Annex C.

3. Not an Incremental Facility. For purposes of clarity, the First Amendment Additional Term Loan A Advance established pursuant to the Amended Credit Agreement is not effected pursuant to Section 2.23 (Incremental Commitments) of the Credit Agreement and shall not constitute an “Incremental Term Loan” for purposes of the Amended Credit Agreement or any of the other Loan Documents, and further, the aggregate principal amount of the First Amendment Additional Term Loan A Advance advanced pursuant to the Amended Credit Agreement shall not decrease (or otherwise count against or reduce) the Incremental Cap.

4. Effectiveness; Conditions Precedent. This Agreement shall become effective as of the First Amendment Effective Date (other than the amendments to the definition of “Change in Control” in Section 1.1 (Definitions) of the Credit Agreement, which shall be deemed effective as of the date of the consummation of the Qualifying IPO (as defined in the Credit Agreement)) upon satisfaction of each of the following conditions precedent:

(a) The receipt by the Administrative Agent of a counterpart of this Agreement duly executed by each of the Loan Parties, the Lenders, and the Administrative Agent.

(b) The receipt by the Administrative Agent of a certificate of a Responsible Officer of each Loan Party, attaching and certifying:

(i) copies of such Loan Party’s Organization Documents (or certifying that there has been no change to the Organization Documents of such Loan Party since the Closing Date);

(ii) resolutions of its board of directors or managers (or equivalent governing body), authorizing the execution, delivery and performance of this Agreement;

(iii) the name, title and true signature of each officer of such Loan Party executing this Agreement (or certifying that there has been no change to the signatures of such officers since the Closing Date); and

(iv) certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation or formation (as the case may be) of such Loan Party.

(c) The receipt by the Administrative Agent of customary written opinions of counsel to the Loan Parties, addressed to the Administrative Agent, the Issuing Bank and each of the Lenders, and covering such customary matters as are reasonably satisfactory to the Administrative Agent and the Issuing Bank.

(d) The receipt by the Administrative Agent of a certificate, dated as of the First Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying (and, with respect to the following clauses (iv) and (v), demonstrating in reasonable detail) that: (i) immediately after giving effect to this Agreement, the First Amendment Effective Date Acquisition and any other transactions related to the foregoing to occur on the First Amendment Effective Date, the Loan Parties and Subsidiaries, taken as a whole, are Solvent on a consolidated basis, (ii) no Material Adverse Effect has occurred since December 31, 2024, (iii) no litigation is pending or threatened in writing (A) with respect to this Agreement or the Amended Credit Agreement or (B) which could otherwise reasonably be expected to have, individually or in the aggregate when taken together, a Material Adverse Effect, (iv) the Consolidated Total Net Leverage Ratio measured for the period of twelve (12) consecutive months ended September 30, 2025, calculated on a Pro Forma Basis after giving effect to the funding of the First Amendment Additional Term Loan A Advance and the consummation of the First Amendment Effective Date Acquisition and the other transactions occurring on the First Amendment Effective Date, is not greater than 2.00 to 1.0; provided, that, solely for purposes of determining the Consolidated Total Net Leverage Ratio under this clause (d)(iv), clause (a)(ii) of the definition of “Consolidated Total Net Leverage Ratio” in the Amended Credit Agreement shall be deemed to be $0, (v) Consolidated EBITDA measured for the period of twelve (12) consecutive months ended September 30, 2025, calculated on a Pro Forma Basis after giving effect to the funding of the First Amendment Additional Term Loan A Advance and the consummation of the First Amendment Effective Date Acquisition and the other transactions occurring on the First Amendment Effective Date, is at least $120,000,000, and (vi) the conditions set forth in clause (e) and (f) have been satisfied.

(e) The First Amendment Effective Date Acquisition and the First Amendment Rollover Equity Contribution shall be consummated substantially concurrently with the closing of, and the funding of the First Amendment Additional Term Loan A Advance on the First Amendment Effective Date in accordance with the terms of the First Amendment Acquisition Documents in the form last reviewed and approved by the Administrative Agent (or its designee) and in compliance, in all material respects, with all applicable Laws and regulatory approvals, without alteration, amendment or other change, supplement and/or modification to or of the terms of any such First Amendment Acquisition Documents. The Administrative Agent (or its designee) shall, on or prior to the First Amendment Effective Date, have received certified (fully executed and compiled, as applicable) copies of the First Amendment Acquisition Agreement and each other material First Amendment Acquisition Document, each in form and substance reasonably satisfactory to the Administrative Agent.

(f) The Loan Parties shall have received all material consents (including, without limitation, any necessary governmental consents, as applicable), approvals, authorizations, registrations, filings and orders required or advisable to be made or obtained (as the case may be) under any applicable Law, the Organization Documents of any Loan Party, or by any Contractual Obligation of any Loan Party, in connection with the execution, delivery, performance, validity and enforceability of this Agreement and/or any transaction(s) being financed on or around the First Amendment Effective Date with the proceeds of the First Amendment Additional Term Loan A Advance (including, without limitation, the First Amendment Effective Date Acquisition), and such consents, approvals, authorizations, registrations, filings and orders are in full force and effect and all applicable waiting periods have expired, and no investigation or inquiry by any Governmental Authority regarding any transaction(s) being financed (in whole or in part) with the proceeds of the First Amendment Additional Term Loan A Advance (including, without limitation, the First Amendment Effective Date Acquisition) is ongoing.

(g) At least five (5) Business Days prior to the First Amendment Effective Date (or such shorter period as each affected Lender may agree in its sole discretion), receipt by the Administrative Agent of all documentation and other information required by bank regulatory authorities, or otherwise reasonably requested by the Administrative Agent or any Lender, under, or in respect of, applicable “know your customer” and anti-money laundering Laws, including, without limitation, the Patriot Act; and, at least five (5) Business Days prior to the First Amendment Effective Date if, and to the extent, that any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent and each Lender of a Beneficial Ownership Certification in relation to such Loan Party.

(h) The receipt by the Administrative Agent of a duly executed funds disbursement agreement, together with instructions for the sources and uses of the proceeds of the First Amendment Effective Date Additional Term Loan A Advance.

(i) Delivery to the Administrative Agent of evidence of (i) payment in full of all Indebtedness of the First Amendment Acquisition Target and its Subsidiaries and (ii) the termination of all Liens incurred in connection therewith and all Guarantees thereof by the First Amendment Acquisition Target or any of its Subsidiaries, in each case of the foregoing clauses (i) and (ii) except for such Indebtedness, Liens and Guarantees as are expressly permitted under the Amended Credit Agreement to remain outstanding or in effect (as the case may be); provided, that, such payment and/or termination may occur substantially concurrently with the closing of this Agreement on the First Amendment Effective Date.

(j) The receipt by the Administrative Agent of a Guarantor Joinder Agreement, executed by the First Amendment Acquisition Target, in form and substance reasonably satisfactory to the Administrative Agent, accompanied by (i) all other Loan Documents related thereto, (ii) certified copies of Organization Documents, appropriate authorizing resolutions of the board of directors of the First Amendment Acquisition Target, and opinions of counsel comparable to those delivered pursuant to Section 3.1(c) (Opinions of Counsel) of the Credit Agreement, and (iii) such other documents as the Administrative Agent may reasonably request.

(k) The receipt by the Administrative Agent of (i) all fees required to be paid to the Administrative Agent and the Arranger on or before the First Amendment Effective Date pursuant to that certain First Amendment Fee Letter dated as of December 27, 2025 by and among the Borrower, the Administrative Agent and the Arranger (the “Amendment Fee Letter), (ii) all fees required to be paid to the Lenders on or before the First Amendment Effective Date pursuant to the Amendment Fee Letter, and (iii) all reasonable and documented costs and out-of-pocket expenses, of the Arranger and Administrative Agent and their Affiliates in connection with the preparation and administration of this Agreement, including, without limitation, the reasonable and documented out-of-pocket costs and expenses of counsel to the Administrative Agent in accordance with the terms of Section 11.3 (Expenses; Indemnification; Damage Waiver) of the Credit Agreement, in each case to the extent invoiced.

5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a) Bring-Down of Representations and Warranties; No Default. Immediately after giving effect to the execution and delivery of this Agreement on the First Amendment Effective Date:

(i) no Default or an Event of Default shall have occurred and be continuing; and

(ii) all representations and warranties of each Loan Party set forth in the Loan Documents (including, without limitation, the representations and warranties of each Loan Party set forth in Article IV of the Amended Credit Agreement) are true and correct, in all material respects (or, if such representation and warranty is qualified by materiality or Material Adverse Effect, in all respects), on, and as of, the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case, they are true and correct, in all material respects (or, if such representation and warranty is qualified by materiality or Material Adverse Effect, in all respects), as of such earlier date.

(b) Organizational Power; Authorization; Enforceability.

(i) Organizational Power Authorization. The execution and delivery by each Loan Party party hereto of, and the performance by each such Loan Party of its obligations under, this Agreement are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member (as the case may be), action.

(ii) Enforceability. This Agreement has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c) Governmental Approvals; No Conflicts. The execution, delivery and performance by each Loan Party party hereto of this Agreement do not, and will not: (i) require any material consent or approval of, registration or filing with, notice to, or any action by, any Governmental Authority, except (A) those as have been obtained or made and are in full force and effect, and (B) filings necessary to perfect, and/or maintain the perfection of, the Liens created under the Loan Documents; (ii) violate the Organization Documents of any Loan Party; (iii) violate, in any material respect, any Law applicable to any Loan Party or Subsidiary, or any judgment, order, decree and/or ruling of any Governmental Authority binding on any Loan Party or Subsidiary; (iv) violate, conflict with, result in a breach of, or constitute (with due notice, lapse or time, or both) a default under, any material Contractual Obligation of any Loan Party or Subsidiary, or any of their respective Property; (v) result in the creation or imposition of any Lien on any Property of any Loan Party or Subsidiary, except for Liens (if any) created under the Loan Documents and other Permitted Liens; and (vi) require any material approval of stockholders, members or partners (as the case may be), or any material approval or material consent of any Person under any Contractual Obligation, of any Loan Party or Subsidiary, except for such approvals or consents that will be obtained on or before the First Amendment Effective Date and disclosed in writing to the Administrative Agent.

6. Reaffirmation. Each Loan Party: (a) (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its respective obligations under each of the Loan Documents (as amended by this Agreement, to the extent so amended) to which it is a party, and (iii) agrees that this Agreement, and all documents, agreements, letters, certificates and/or instruments executed in connection with this Agreement, do not operate to reduce or discharge any Loan Party’s obligations under any of the Loan Documents to which it is a party (except to the extent that any such obligation(s) are expressly modified pursuant to this Agreement); and (b) (i) affirms that each of the Liens granted in, or pursuant to, the Loan Documents is valid and subsisting, and (ii) agrees that this Agreement, and all documents, agreements, certificates and/or instruments executed in connection with this Agreement, do not, in any manner, impair, or otherwise adversely affect, any of the Liens granted in, or pursuant to, any of the Loan Documents.

7. Reallocation; Waiver of Breakage Costs. Each of the parties to this Agreement hereby agrees that the Borrower, the Guarantors, the Lenders, the Issuing Bank, and the Administrative Agent shall be deemed, on the First Amendment Effective Date without any further action(s) (including execution of any assignment documentation), to have authorized and instructed the Administrative Agent to effect such assignments, prepayments, borrowings, and reallocations as are (in the reasonable determination of the Administrative Agent) necessary in order to effectuate the modifications to the Commitments and Loans (and to the respective amounts thereof attributable to each Lender) as contemplated by this Agreement such that, on the First Amendment Effective Date immediately after giving effect to this Agreement, the Lenders shall hold each Class of the Commitments and Loans in the respective amounts, and shall have and be allocated the respective Pro Rata Shares thereof, in each case of the foregoing, as set forth on Schedule I (Commitment Amounts) to the Credit Agreement attached hereto as Annex B, without any further requirement to comply with the terms and provisions set forth in Section 11.4 (Successors and Assigns) of the Credit Agreement. Each Lender party to this Agreement hereby waives any “breakage” or break-funding costs that it would otherwise be entitled to pursuant to Section 2.19 (Funding Indemnity) of the Credit Agreement solely as a result of the assignments, prepayments, borrowings, and reallocations described in the immediately foregoing sentence.

8. Miscellaneous.

(a) Loan Document; Reference of Terms. This Agreement is hereby deemed to be, and shall be, a Loan Document, and all references to a “Loan Document” or the “Loan Documents” in the Credit Agreement, in any other Loan Document, or in any other document, agreement, letter, certificate and/or instrument executed and delivered pursuant to the terms thereof, whether executed on, prior to or after the First Amendment Effective Date (including, without limitation, all such references in the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents), shall be deemed to include, and shall include, this Agreement. All references to “Agreement” in the Credit Agreement, and all references to the “Credit Agreement” in any other Loan Document or in any other document, agreement, letter, certificate and/or instrument executed and delivered pursuant to the terms thereof, whether executed on, prior to or after the First Amendment Effective Date (including, without limitation, all such references in the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents), are hereby amended so that any reference to “Agreement” or the “Credit Agreement” therein, as the case may be, shall be, and be deemed to be, a reference to the Amended Credit Agreement.

(b) Full Force and Effect. Except as expressly amended and/or modified by this Agreement, all of the terms, provisions and conditions of the Loan Documents (including in any Schedules and/or Exhibits thereto) shall remain in full force and effect according to their terms.

(c) Incorporation by reference. The terms of Sections 11.5 (Governing Law; Jurisdiction; Venue; Consent to Service of Process), 11.8 (Electronic Execution; Counterparts) and 11.10 (Severability) of the Credit Agreement are incorporated herein by reference, mutatis mutandis, as if fully set forth herein.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the First Amendment Effective Date.

BORROWER:	CARDINAL CIVIL CONTRACTING, LLC,
a North Carolina limited liability company

	By:	/s/ Jeremy Spivey
	Name:	Jeremy Spivey
	Title:	Chief Executive Officer

GUARANTORS:	CARDINAL CIVIL CONTRACTING HOLDINGS LLC,
a Delaware limited liability company

	By:	/s/ Jeremy Spivey
	Name:	Jeremy Spivey
	Title:	Chief Executive Officer

AVIATOR PAVING COMPANY, LLC,
a North Carolina limited liability company

	By:	/s/ Jeremy Spivey
	Name:	Jeremy Spivey
	Title:	Chief Executive Officer

AVIATOR PAVING COMPANY CHARLOTTE, LLC,
a North Carolina limited liability company

	By:	/s/ Jeremy Spivey
	Name:	Jeremy Spivey
	Title:	Chief Executive Officer

CARDINAL CIVIL CONTRACTING NC, LLC,
a North Carolina limited liability company

	By:	/s/ Jeremy Spivey
	Name:	Jeremy Spivey
	Title:	Chief Executive Officer

Signature Page to First Amendment to Credit Agreement

(Cardinal Civil Contracting, LLC)

CIVIL DRILLING & BLASTING, LLC,
a North Carolina limited liability company

By:	/s/ Jeremy Spivey
Name:	Jeremy Spivey
Title:	Chief Executive Officer

CARDINAL CIVIL CONTRACTING TRIAD, LLC,
a North Carolina limited liability company

By:	/s/ Jeremy Spivey
Name:	Jeremy Spivey
Title:	Chief Executive Officer

CARDINAL CIVIL CONTRACTING CHARLOTTE, LLC,
a North Carolina limited liability company

By:	/s/ Jeremy Spivey
Name:	Jeremy Spivey
Title:	Chief Executive Officer

CIVIL UNDERGROUND AND BORING COMPANY, LLC,
a North Carolina limited liability company

By:	/s/ Jeremy Spivey
Name:	Jeremy Spivey
Title:	Chief Executive Officer

CIVIL TRANSPORT, LLC,
a North Carolina limited liability company

By:	/s/ Jeremy Spivey
Name:	Jeremy Spivey
Title:	Chief Executive Officer

A.L. GRADING CONTRACTORS, LLC,
a Georgia limited liability company

By:	/s/ Jeremy Spivey
Name:	Jeremy Spivey
Title:	Chief Executive Officer

Signature Page to First Amendment to Credit Agreement

(Cardinal Civil Contracting, LLC)

ADMINISTRATIVE AGENT:	TRUIST BANK,
as Administrative Agent

	By:	/s/ Jeff Ward
	Name:	Jeff Ward
	Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement

(Cardinal Civil Contracting, LLC)

LENDERS: TRUIST BANK,
as Issuing Bank, as Swingline Lender and as Lender

By:	/s/ Jeff Ward
Name:	Jeff Ward
Title:	Senior Vice President

BANK OZK,
as Lender

By:	/s/ Kenneth M. Blackwell
Name:	Kenneth M. Blackwell
Title:	Managing Director

EAGLEBANK,
as Lender

By:	/s/ Byron Barnes
Name:	Byron Barnes
Title:	Senior Vice President

FIRST HORIZON BANK,
as Lender

By:	/s/ Trevor Wall
Name:	Trevor Wall
Title:	Vice President

SOUTHSTATE BANK, N.A.,
as Lender

By:	/s/ Jeff Moncrief
Name:	Jeff Moncrief
Title:	SVP

OPTUM BANK, INC.,
as Lender

By:	/s/ Scott Barrier
Name:	Scott Barrier
Title:	Director of Credit

Signature Page to First Amendment to Credit Agreement

(Cardinal Civil Contracting, LLC)